Exhibit 32.1


                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Profile Technologies, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2009, as filed with the Securities and Exchange Commission on September 28, 2009 (the "Report"), I, Henry E. Gemino, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report filed by the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

                                                PROFILE TECHNOLOGIES, INC.

Date: September 28, 2009                        By: /s/ Henry E. Gemino
                                                    -------------------
                                                    Henry E. Gemino
                                                    Chief Executive Officer and
                                                    Chief Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.